Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

Fourth Quarter 2017

Table of Contents
Financial Results
	1	Key Metrics
	2	Condensed Statements of Operations
	3	Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Select Actual and Preliminary Statutory Financial Results

Appendix
	A-2	Non-GAAP and Other Financial Disclosures
	A-5	Acronyms
	A-6	Reconciliation of Net Income (Loss) to Adjusted Earnings and Reconciliation of Net Income (Loss) per Common Share to Adjusted Earnings per Common Share
	A-7	Reconciliation of Return on Equity to Adjusted Return on Equity
	A-8	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-9	Investment Reconciliation Details

Note: See Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.
The information presented in this financial supplement is derived from the consolidated financial statements of Brighthouse Financial, Inc. for periods subsequent to the separation from MetLife, Inc. that occurred on August 4, 2017, and is derived from the combined financial information of the MetLife U.S. Retail Separation Business for periods prior to the separation. The combined financial information was prepared in connection with the separation of a substantial portion of MetLife, Inc.’s former Retail segment as well as certain portions of its former Corporate Benefit Funding segment, and presents the combined results of operations and financial condition of certain former direct and indirect subsidiaries and certain of its current and former affiliates. As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc., the entity that subsequent to the separation holds, through its subsidiaries, the assets (including the equity interests of certain former MetLife, Inc. subsidiaries) and liabilities associated with MetLife, Inc.’s former Brighthouse Financial segment.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except share and per share amounts)

	As of or for the Three Months Ended
Financial Results and Metrics	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net income (loss) (1)	$668	$(943)	$246	$(349)	$(1,765)
Adjusted earnings (1)	$992	$(676)	$324	$280	$(61)
Total corporate expenses (2)	$287	$241	$226	$215	$198

Stockholders' Equity (3)
Ending stockholders' equity	$14,515	$13,766	$16,415	$15,116	$14,862
Ending AOCI	1,375	1,308	1,894	1,506	1,265
Ending stockholders' equity, excluding AOCI	$13,140	$12,458	$14,521	$13,610	$13,597
Pro forma ending stockholders' equity, excluding AOCI (4)	$12,840	N/A	$12,170	N/A	N/A

Return on Equity
Return on equity	(2.5)%	(17.9)%	(12.2)%	(21.4)%	(16.7)%
Return on equity, excluding AOCI (5)	(2.8)%	(20.1)%	(13.8)%	(24.3)%	(18.9)%
Adjusted return on equity (6)	6.8%	(1.0)%	5.9%	4.1%	4.4%

Per Common Share
Net income (loss) per common share (7)	$5.58	$(7.87)	N/A	N/A	N/A
Adjusted earnings per common share (8)	$8.28	$(5.64)	N/A	N/A	N/A

Book value per common share (9)	$121.19	$114.93	N/A	N/A	N/A
Book value per common share, excluding AOCI (10)	$109.71	$104.01	N/A	N/A	N/A

Common Shares
Weighted average common shares outstanding - basic	119,773,106	119,773,106	N/A	N/A	N/A
Weighted average common shares outstanding - diluted (7)(8)	119,773,106	119,773,106	N/A	N/A	N/A

Ending common shares outstanding	119,773,106	119,773,106	N/A	N/A	N/A
Ending common shares outstanding - diluted (9)(10)	119,773,106	119,773,106	N/A	N/A	N/A

(1) The Company recorded a non-cash tax expense of $1.1 billion in the third quarter of 2017 related to a tax obligation triggered prior to the separation, recognized by the Company's former parent. This tax expense had no impact on the book value of Brighthouse.

(2) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(3) For periods ending prior to the separation, stockholders' equity was previously reported as shareholder's net investment.
(4) December 31, 2017 amounts have been adjusted for an estimated $300 million of tax reform impact related to the unwinding of previously recognized amounts of unrealized gains (losses) at the former statutory tax rate. June 30, 2017 amounts have been adjusted for subsequent separation transactions, including the distribution to MetLife, Inc. of $1.8 billion and a tax separation liability of $600 million.

(5) Return on equity, excluding AOCI, is defined as total annual net income (loss) on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total stockholders' equity, excluding AOCI.

(6) Adjusted return on equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total stockholders' equity, excluding AOCI.

(7) Net income (loss) per common share is defined as net income (loss), divided by weighted average common shares outstanding - diluted.
(8) Adjusted earnings per common share is defined as adjusted earnings, divided by weighted average common shares outstanding - diluted.
(9) Book value per common share is defined as ending stockholders' equity, including AOCI, divided by ending common shares outstanding - diluted.
(10) Book value per common share, excluding AOCI, is defined as ending stockholders' equity, excluding AOCI, divided by ending common shares outstanding - diluted.

Financial Supplement	2

Condensed Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
Revenues	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Premiums	$233	$236	$218	$176	$201	$863	$1,222
Universal life and investment-type product policy fees	963	1,025	957	953	939	3,898	3,782
Net investment income	769	761	766	782	785	3,078	3,207
Other revenues	322	93	162	74	255	651	736
Revenues before NIGL and NDGL	2,287	2,115	2,103	1,985	2,180	8,490	8,947
Net investment gains (losses)	6	21	—	(55)	(63)	(28)	(78)
Net derivative gains (losses)	(413)	(164)	(78)	(965)	(2,670)	(1,620)	(5,851)
Total revenues	$1,880	$1,972	$2,025	$965	$(553)	$6,842	$3,018

Expenses
Interest credited	$273	$279	$284	$275	$294	$1,111	$1,165
Policyholder benefits and claims	904	1,083	785	864	955	3,636	3,903
Amortization of DAC and VOBA	231	123	21	(148)	416	227	371
Interest expense on debt	37	34	37	45	42	153	175
Other expenses	657	577	577	519	517	2,330	2,109
Total expenses	2,102	2,096	1,704	1,555	2,224	7,457	7,723
Income (loss) before provision for income tax	(222)	(124)	321	(590)	(2,777)	(615)	(4,705)
Provision for income tax expense (benefit)	(890)	819	75	(241)	(1,012)	(237)	(1,766)
Net income (loss)	$668	$(943)	$246	$(349)	$(1,765)	$(378)	$(2,939)

Financial Supplement	3

Balance Sheets (Unaudited, in millions)

	As of
ASSETS	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Investments:
Fixed maturity securities available-for-sale	$64,991	$63,565	$63,507	$60,870	$61,388
Equity securities available-for-sale	232	265	278	290	300
Mortgage loans, net	10,742	10,431	10,263	9,908	9,378
Policy loans	1,523	1,522	1,513	1,512	1,517
Real estate and real estate joint ventures	433	407	302	242	215
Other limited partnership interests	1,669	1,654	1,623	1,596	1,642
Short-term investments	312	1,149	1,286	1,058	1,288
Other invested assets	2,436	2,666	3,037	3,817	4,904
Total investments	82,338	81,659	81,809	79,293	80,632
Cash and cash equivalents	1,857	1,698	4,443	5,812	5,228
Accrued investment income	601	641	608	641	693
Reinsurance recoverables	12,763	12,727	12,732	12,869	13,455
Premiums and other receivables	762	864	683	817	1,192
DAC and VOBA	6,286	6,414	6,464	6,500	6,293
Current income tax recoverable	740	1,772	1,423	1,247	778
Other assets	588	647	600	644	616
Separate account assets	118,257	116,857	115,566	115,365	113,043
Total assets	$224,192	$223,279	$224,328	$223,188	$221,930

LIABILITIES, STOCKHOLDERS' EQUITY AND NONCONTROLLING INTERESTS
Liabilities
Future policy benefits	$36,616	$36,035	$34,352	$33,622	$33,372
Policyholder account balances	37,783	37,298	37,296	36,986	37,526
Other policy-related balances	2,985	2,964	2,985	3,009	3,045
Payables for collateral under securities loaned and other transactions	4,169	4,569	7,121	7,177	7,390
Long-term financing obligations:
Debt	3,612	3,615	3,016	807	810
Reserve financing	—	—	—	3,897	3,897
Deferred income tax liability	927	2,116	2,337	2,445	2,056
Other liabilities	5,263	5,994	5,190	4,764	5,929
Separate account liabilities	118,257	116,857	115,566	115,365	113,043
Total liabilities	209,612	209,448	207,863	208,072	207,068
Stockholders' Equity and Noncontrolling Interests
Common stock	1	1	—	—	—
Additional paid-in capital	12,432	12,418	—	—	—
Retained earnings	707	39	—	—	—
Shareholder's net investment	—	—	14,521	13,610	13,597
Accumulated other comprehensive income (loss)	1,375	1,308	1,894	1,506	1,265
Total stockholders' equity	14,515	13,766	16,415	15,116	14,862
Noncontrolling interests	65	65	50	—	—
Total stockholders' equity and noncontrolling interests	14,580	13,831	16,465	15,116	14,862
Total liabilities, stockholders' equity and noncontrolling interests	$224,192	$223,279	$224,328	$223,188	$221,930

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended December 31, 2017
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$33	$172	$—	$28	$233
Universal life and investment-type product policy fees	645	81	169	(3)	892
Net investment income	329	79	339	33	780
Other revenues	93	1	8	222	324
Total adjusted revenues	$1,100	$333	$516	$280	$2,229

Adjusted expenses
Interest credited	$148	$48	$76	$—	$272
Policyholder benefits and claims	153	187	493	14	847
Amortization of DAC and VOBA	102	33	1	5	141
Interest expense on debt	—	—	—	38	38
Other operating costs	422	58	71	105	656
Total adjusted expenses	825	326	641	162	1,954
Adjusted earnings before provision for income tax	275	7	(125)	118	275
Provision for income tax expense (benefit)	67	2	(45)	(741)	(717)
Adjusted earnings	$208	$5	$(80)	$859	$992

	For the Three Months Ended December 31, 2016
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$58	$114	$1	$29	$202
Universal life and investment-type product policy fees	629	12	232	(3)	870
Net investment income	376	66	384	52	878
Other revenues	86	128	6	32	252
Total adjusted revenues	$1,149	$320	$623	$110	$2,202

Adjusted expenses
Interest credited	$153	$31	$110	$—	$294
Policyholder benefits and claims	182	138	390	17	727
Amortization of DAC and VOBA	92	162	556	3	813
Interest expense on debt	—	—	15	29	44
Other operating costs	314	31	88	48	481
Total adjusted expenses	741	362	1,159	97	2,359
Adjusted earnings before provision for income tax	408	(42)	(536)	13	(157)
Provision for income tax expense (benefit)	116	(18)	(187)	(7)	(96)
Adjusted earnings	$292	$(24)	$(349)	$20	$(61)

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Year Ended December 31, 2017
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$175	$578	$1	$109	$863
Universal life and investment-type product policy fees	2,545	373	713	(13)	3,618
Net investment income	1,277	342	1,399	192	3,210
Other revenues	373	22	34	222	651
Total adjusted revenues	$4,370	$1,315	$2,147	$510	$8,342

Adjusted expenses
Interest credited	$605	$156	$347	$—	$1,108
Policyholder benefits and claims	734	664	1,367	62	2,827
Amortization of DAC and VOBA	80	223	7	20	330
Interest expense on debt	—	—	23	132	155
Other operating costs	1,565	265	256	239	2,325
Total adjusted expenses	2,984	1,308	2,000	453	6,745
Adjusted earnings before provision for income tax	1,386	7	147	57	1,597
Provision for income tax expense (benefit)	369	(9)	43	274	677
Adjusted earnings	$1,017	$16	$104	$(217)	$920

	For the Year Ended December 31, 2016
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$444	$493	$146	$139	$1,222
Universal life and investment-type product policy fees	2,521	248	731	(11)	3,489
Net investment income	1,451	371	1,441	239	3,502
Other revenues	540	138	24	33	735
Total adjusted revenues	$4,956	$1,250	$2,342	$400	$8,948

Adjusted expenses
Interest credited	$627	$114	$421	$—	$1,162
Policyholder benefits and claims	1,079	567	1,519	87	3,252
Amortization of DAC and VOBA	368	284	961	22	1,635
Interest expense on debt	—	—	61	111	172
Other operating costs	1,246	259	214	141	1,860
Total adjusted expenses	3,320	1,224	3,176	361	8,081
Adjusted earnings before provision for income tax	1,636	26	(834)	39	867
Provision for income tax expense (benefit)	484	—	(295)	(8)	181
Adjusted earnings	$1,152	$26	$(539)	$47	$686

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
Adjusted revenues	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Premiums	$33	$44	$48	$50	$58	$175	$444
Universal life and investment-type product policy fees	645	629	639	632	629	2,545	2,521
Net investment income	329	310	311	327	376	1,277	1,451
Other revenues	93	87	128	65	86	373	540
Total adjusted revenues	$1,100	$1,070	$1,126	$1,074	$1,149	$4,370	$4,956

Adjusted expenses
Interest credited	$148	$153	$152	$152	$153	$605	$627
Policyholder benefits and claims	153	258	163	160	182	734	1,079
Amortization of DAC and VOBA	102	(228)	112	94	92	80	368
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	422	399	386	358	314	1,565	1,246
Total adjusted expenses	825	582	813	764	741	2,984	3,320
Adjusted earnings before provision for income tax	275	488	313	310	408	1,386	1,636
Provision for income tax expense (benefit)	67	133	87	82	116	369	484
Adjusted earnings	$208	$355	$226	$228	$292	$1,017	$1,152

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
FIXED ANNUITIES ACCOUNT VALUE	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Account value, beginning of period	$13,123	$13,230	$13,369	$13,523	$13,715
Premiums and deposits	232	113	47	48	56
Surrenders and contract benefits	(374)	(331)	(298)	(313)	(358)
Net flows	(142)	(218)	(251)	(265)	(302)
Interest credited	106	111	112	111	110
Policy charges and other	(25)	—	—	—	—
Account value, end of period	$13,062	$13,123	$13,230	$13,369	$13,523

VARIABLE & INDEXED ANNUITIES ACCOUNT VALUE (1)
Account value, beginning of period	$118,574	$116,830	$115,920	$113,271	$115,099
Premiums and deposits	1,128	981	965	930	1,015
Surrenders and contract benefits	(2,799)	(2,402)	(2,689)	(2,585)	(2,413)
Net flows	(1,671)	(1,421)	(1,724)	(1,655)	(1,398)
Investment performance (2)	4,129	3,873	3,330	4,949	224
Policy charges and other	(699)	(708)	(696)	(645)	(654)
Account value, end of period	$120,333	$118,574	$116,830	$115,920	$113,271

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,544	$4,544	$4,531	$4,518	$4,521

(1) Includes general account and separate account.
(2) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
VARIABLE & INDEXED ANNUITY SALES	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Shield Annuities (1)	$794	$653	$570	$458	$456	$2,475	$1,655
Fixed indexed annuity (2)	203	69	—	—	—	272	—
GMWB/GMAB	173	190	215	234	326	812	1,371
GMDB only	94	92	107	115	142	408	574
GMIB (3)	36	25	43	51	56	155	356
Total variable & indexed annuity sales	$1,300	$1,029	$935	$858	$980	$4,122	$3,956

FIXED ANNUITY SALES
Fixed deferred annuities	$32	$37	$47	$49	$56	$165	$275
Single premium immediate annuities	6	7	8	12	17	33	192
Other fixed annuities	3	1	5	12	14	21	140
Total fixed annuity sales	$41	$45	$60	$73	$87	$219	$607

(1) Shield Annuities is the suite of deferred index-linked annuities consisting of products marketed under the names Shield Level SelectorSM, Shield Level SelectSM and Shield Level 10SM.
(2) Represents 90% of gross sales assumed via reinsurance agreement.
(3) Ceased issuing GMIBs for new purchase in February 2016.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
Adjusted revenues	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Premiums	$172	$164	$142	$100	$114	$578	$493
Universal life and investment-type product policy fees	81	134	75	83	12	373	248
Net investment income	79	87	69	107	66	342	371
Other revenues	1	2	19	—	128	22	138
Total adjusted revenues	$333	$387	$305	$290	$320	$1,315	$1,250

Adjusted expenses
Interest credited	$48	$40	$40	$28	$31	$156	$114
Policyholder benefits and claims	187	161	169	147	138	664	567
Amortization of DAC and VOBA	33	138	7	45	162	223	284
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	58	56	66	85	31	265	259
Total adjusted expenses	326	395	282	305	362	1,308	1,224
Adjusted earnings before provision for income tax	7	(8)	23	(15)	(42)	7	26
Provision for income tax expense (benefit)	2	(14)	11	(8)	(18)	(9)	—
Adjusted earnings	$5	$6	$12	$(7)	$(24)	$16	$26

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Variable universal and universal life account value, beginning of period	$2,800	$2,818	$2,823	$2,914	$2,891
Premiums and deposits (1)	66	64	76	77	94
Surrender and contract benefits	(49)	(49)	(36)	(124)	(41)
Net flows	17	15	40	(47)	53
Net transfers from (to) separate account	7	14	17	17	17
Interest credited	30	29	19	22	34
Policy charges and other	(79)	(76)	(81)	(83)	(81)
Variable universal and universal life account value, end of period	$2,775	$2,800	$2,818	$2,823	$2,914

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$5,107	$4,977	$4,886	$4,704	$4,730
Premiums and deposits	60	65	70	70	69
Surrender and contract benefits	(69)	(58)	(71)	(67)	(68)
Net flows	(9)	7	(1)	3	1
Investment performance	215	196	171	250	55
Net transfers from (to) general account	(7)	(14)	(17)	(17)	(17)
Policy charges and other	(56)	(59)	(62)	(54)	(65)
Variable universal life account value, end of period	$5,250	$5,107	$4,977	$4,886	$4,704

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
LIFE SALES	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Whole life	$—	$1	$5	$9	$11	$15	$75
Term life	1	2	3	6	10	12	54
Variable universal life	—	—	2	1	2	3	11
Universal life without secondary guarantees	2	2	1	1	10	6	18
Total life sales	$3	$5	$11	$17	$33	$36	$158

	As of
LIFE INSURANCE IN-FORCE	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Whole Life
Life Insurance in-force, before reinsurance	$23,204	$23,532	$23,881	$24,090	$24,280
Life Insurance in-force, net of reinsurance	$3,820	$3,747	$3,827	$3,089	$3,165

Term Life
Life Insurance in-force, before reinsurance	$453,804	$459,001	$464,872	$470,405	$471,857
Life Insurance in-force, net of reinsurance	$342,487	$329,833	$333,685	$120,791	$120,090

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$60,514	$61,408	$62,142	$62,760	$63,709
Life Insurance in-force, net of reinsurance (1)	$42,009	$40,183	$39,909	$32,602	$32,930

(1) $675 million associated with certain universal life business was recaptured by the Company in the first quarter of 2018.

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
Adjusted revenues	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Premiums	$—	$—	$1	$—	$1	$1	$146
Universal life and investment-type product policy fees	169	196	175	173	232	713	731
Net investment income	339	348	354	358	384	1,399	1,441
Other revenues	8	3	15	8	6	34	24
Total adjusted revenues	$516	$547	$545	$539	$623	$2,147	$2,342

Adjusted expenses
Interest credited	$76	$86	$91	$94	$110	$347	$421
Policyholder benefits and claims	493	287	288	299	390	1,367	1,519
Amortization of DAC and VOBA	1	—	—	6	556	7	961
Interest expense on debt	—	—	8	15	15	23	61
Other operating costs	71	55	79	51	88	256	214
Total adjusted expenses	641	428	466	465	1,159	2,000	3,176
Adjusted earnings before provision for income tax	(125)	119	79	74	(536)	147	(834)
Provision for income tax expense (benefit)	(45)	36	27	25	(187)	43	(295)
Adjusted earnings	$(80)	$83	$52	$49	$(349)	$104	$(539)

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Account value, beginning of period	$6,292	$6,282	$6,258	$6,252	$6,227
Premiums and deposits (1)	199	200	215	208	211
Surrenders and contract benefits	(27)	(17)	(30)	(42)	(22)
Net flows	172	183	185	166	189
Interest credited	59	61	76	65	67
Policy charges and other	(238)	(234)	(237)	(225)	(231)
Account value, end of period	$6,285	$6,292	$6,282	$6,258	$6,252

	As of
LIFE INSURANCE IN-FORCE	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$82,747	$83,325	$83,645	$83,587	$83,566
Life Insurance in-force, net of reinsurance (2)	$37,133	$35,243	$35,356	$24,556	$24,287

(1) Includes premiums and sales directed to the general account investment option of variable products.
(2) $1.1 billion associated with certain ULSG business was recaptured by the Company in the first quarter of 2018.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
Adjusted revenues	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Premiums	$28	$28	$27	$26	$29	$109	$139
Universal life and investment-type product policy fees	(3)	(4)	(3)	(3)	(3)	(13)	(11)
Net investment income	33	35	58	66	52	192	239
Other revenues	222	—	—	—	32	222	33
Total adjusted revenues	$280	$59	$82	$89	$110	$510	$400

Adjusted expenses
Interest credited	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	14	21	17	10	17	62	87
Amortization of DAC and VOBA	5	4	6	5	3	20	22
Interest expense on debt	38	36	28	30	29	132	111
Other operating costs	105	93	20	21	48	239	141
Total adjusted expenses	162	154	71	66	97	453	361
Adjusted earnings before provision for income tax	118	(95)	11	23	13	57	39
Provision for income tax expense (benefit)	(741)	1,025	(23)	13	(7)	274	(8)
Adjusted earnings	$859	$(1,120)	$34	$10	$20	$(217)	$47

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Balance, beginning of period	$6,414	$6,464	$6,500	$6,293	$6,589
Capitalization	73	72	47	68	79
Amortization:
Related to net investment gains (losses) and net derivative gains (losses) (1)	(90)	(209)	105	297	397
Notable items, included in adjusted expenses	—	229	—	—	(539)
Other amortization, included in adjusted expenses	(140)	(143)	(125)	(149)	(274)
Total amortization	(230)	(123)	(20)	148	(416)
Unrealized investment gains (losses)	29	1	(63)	(9)	90
Other	—	—	—	—	(49)
Balance, end of period	$6,286	$6,414	$6,464	$6,500	$6,293
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Annuities	$5,046	$5,142	$5,076	$5,106	$4,878
Life	1,106	1,134	1,248	1,253	1,261
Run-off	6	6	2	5	6
Corporate & Other	128	132	138	136	148
Total DAC and VOBA	$6,286	$6,414	$6,464	$6,500	$6,293

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net derivative gains (losses):
Variable annuity embedded derivatives (2)	$190	$579	$212	$291	$1,753
Variable annuity hedges	(548)	(730)	(471)	(1,070)	(2,538)
ULSG hedges	(43)	(9)	267	(44)	(1,388)
Other hedges and embedded derivatives	(23)	(22)	(113)	(218)	(590)
Subtotal	(424)	(182)	(105)	(1,041)	(2,763)
Investment hedge adjustments	11	18	27	76	93
Total net derivative gains (losses)	$(413)	$(164)	$(78)	$(965)	$(2,670)
(1) Includes amounts related to GMIB fees and GMIB costs that are also included as an adjustment from net income (loss) to adjusted earnings.
(2) Beginning with the period ended September 30, 2017, in connection with the transition to our new variable annuity hedge program, the change in value of embedded derivative liabilities associated with Shield Annuities is included in and presented with variable annuity embedded derivatives.

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Actuarial assumption review and other insurance adjustments	$91	$(134)	$—	$—	$399
Establishment costs	47	31	—	—	—
Separation related transactions	14	1,073	(42)	—	(23)
Tax reform adjustment (1)	(947)	—	—	—	—
Other	—	—	—	—	(23)
Total notable items (2)	$(795)	$970	$(42)	$—	$353

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$(142)	$(25)	$—	$(46)
Life	—	17	(12)	—	—
Run-off	91	(9)	(5)	—	399
Corporate & Other	(886)	1,104	—	—	—
Total notable items (2)	$(795)	$970	$(42)	$—	$353

(1) The notable item for the three month period ended December 31, 2017 includes a reduction of $222 in a tax-related obligation to our former parent, MetLife, Inc.
(2) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand the Company's results and to evaluate and forecast those results.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total Quarterly VA separate account gross returns	3.81%	3.61%	3.11%	4.72%	0.20%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	28.04%	27.87%	27.77%	27.70%	27.41%
Percent allocated to bond funds/other funds	8.65%	8.82%	8.94%	9.01%	9.23%
Percent allocated to target volatility funds	14.90%	14.82%	14.78%	14.69%	14.76%
Percent allocated to balanced funds	48.41%	48.49%	48.52%	48.60%	48.60%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	December 31, 2017		December 31, 2016
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$22,957	27.27%	$22,311	25.99%
U.S. government and agency securities	16,292	19.35%	13,090	15.25%
Residential mortgage-backed securities	7,977	9.47%	8,023	9.34%
Foreign corporate securities	7,023	8.34%	6,393	7.45%
State and political subdivision securities	4,181	4.97%	3,945	4.59%
Commercial mortgage-backed securities	3,423	4.07%	3,812	4.44%
Asset-backed securities	1,829	2.17%	2,652	3.09%
Foreign government securities	1,309	1.55%	1,162	1.35%
Total fixed maturity securities	64,991	77.19%	61,388	71.50%
Equity securities	232	0.28%	300	0.35%
Mortgage loans:
Commercial mortgage loans	7,260	8.62%	6,523	7.60%
Agricultural mortgage loans	2,276	2.70%	1,892	2.20%
Residential mortgage loans	1,138	1.35%	867	1.01%
Valuation allowances	(47)	(0.06)%	(40)	(0.05)%
Commercial mortgage loans held by CSEs	115	0.14%	136	0.16%
Total mortgage loans	10,742	12.75%	9,378	10.92%
Policy loans	1,523	1.81%	1,517	1.77%
Real estate and real estate joint ventures	433	0.51%	215	0.25%
Other limited partnership interests	1,669	1.98%	1,642	1.91%
Cash, cash equivalents and short-term investments	2,169	2.58%	6,516	7.59%
Other invested assets:
Derivatives:
Interest rate	1,112	1.32%	2,152	2.51%
Equity markets	937	1.11%	1,076	1.25%
Foreign currency exchange rate	165	0.20%	366	0.43%
Credit	40	0.05%	28	0.03%
Total derivatives	2,254	2.68%	3,622	4.22%
Loans to affiliates	—	0.00%	1,090	1.27%
Other	182	0.22%	192	0.22%
Total other invested assets	2,436	2.90%	4,904	5.71%
Total invested assets and cash and cash equivalents	$84,195	100.00%	$85,860	100.00%

	For the Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net investment income yield (1)	4.30%	4.32%	4.40%	4.74%	4.69%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes recognized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.

Financial Supplement	21

Select Actual and Preliminary Statutory Financial Results (1) (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
REVENUE AND EXPENSES	December 31, 2017 (2)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017 (2)	December 31, 2016
Total revenues (Line 9)	$2,800	$2,647	$3,194	$8,889	$3,022	$17,500	$16,151
Total benefits and expenses before dividends to policyholders (Line 28)	$2,000	$1,763	$2,501	$9,246	$1,387	$15,500	$12,605

	For the Three Months Ended					For the Years Ended
NET INCOME (LOSS)	December 31, 2017 (2)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017 (2)	December 31, 2016
Gain (loss) from operations net of taxes (Line 33)	$800	$686	$114	$(279)	$1,620	$1,300	$2,685
Net realized capital gains (losses), net of federal income tax and transfers to interest maintenance reserve (Line 34)	(600)	(403)	(234)	(463)	(569)	(1,700)	(1,478)
Net income (loss) (Line 35)	$200	$283	$(120)	$(742)	$1,051	$(400)	$1,207

	As of
COMBINED TOTAL ADJUSTED CAPITAL	December 31, 2017 (2)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Combined total adjusted capital	$6,600	$6,648	$6,377	$4,217	$5,377

(1) Combined statutory results for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and the year to date periods ended December 31, 2017.

Appendix

Financial Supplement	A-1

This financial supplement may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “will,” “intend,” “plan,” “believe” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, statements regarding the separation from MetLife, including the expected benefits thereof, the recapitalization actions, including the expected benefits thereof, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse, its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased counterparty risk due to guarantees within certain of our products; the effectiveness of our exposure management strategy and the impact of such strategy on net income volatility and negative effects on our statutory capital; the additional reserves we will be required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; our degree of leverage following the separation due to indebtedness incurred in connection with the separation; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; changes in accounting standards, practices and/or policies applicable to us; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; the impact of the separation on our business and profitability due to MetLife’s strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third parties and incremental costs as a public company; whether the operational, strategic and other benefits of the separation can be achieved, and our ability to implement our business strategy; whether all or any portion of the separation tax consequences are not as expected, leading to material additional taxes or material adverse consequences to tax attributes booked to us; the uncertainty of the outcome of any disputes with MetLife over tax-related matters and agreements including the potential of outcomes adverse to us that could cause us to owe MetLife material tax reimbursements or payments; the impact on our business structure, profitability, cost of capital and flexibility due to restrictions we have agreed to that preserve the tax-free treatment of certain parts of the separation; the potential material negative tax impact of proposed legislation that could decrease the value of our tax attributes, lead to increased RBC requirements and cause other cash expenses, such as reserves, to increase materially; whether the distribution will qualify for non-recognition treatment for U.S. federal income tax purposes and potential indemnification to MetLife if the distribution does not so qualify; our ability to attract and retain key personnel; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in the Preliminary Information Statement of Brighthouse Financial, Inc., subject to completion, dated June 30, 2017 included as Exhibit 99.1 to Amendment No. 5 to Brighthouse Financial, Inc.’s Registration Statement on Form 10, filed with the SEC on June 30, 2017 and in Brighthouse Financial, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, filed with the SEC on November 9, 2017, including under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Note Regarding Forward-Looking Statements” and “Risk Factors.” Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. Please consult any further disclosures Brighthouse Financial, Inc. makes on related subjects in reports to the SEC.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Non-GAAP Financial Disclosures

In this financial supplement, we present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss)
(ii)	adjusted revenues	(ii)	revenues
(iii)	adjusted expenses	(iii)	expenses
(iv)	adjusted earnings per common share	(iv)	earnings per share
(v)	adjusted return on equity	(v)	return on equity

Reconciliations of these measures to the most directly comparable historical GAAP measures are included in this financial supplement. These adjusted measures were previously referred to as operating measures.

Our definitions of the non-GAAP and other financial measures discussed in this financial supplement may differ from those used by other companies. For example, as indicated below, we exclude GMIB revenues and related embedded derivatives gains (losses) as well as GMIB benefits and associated DAC and VOBA offsets from adjusted earnings, thereby excluding substantially all GMLB activity from adjusted earnings.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends, as well as businesses that have been or will be sold or exited by us, referred to as divested businesses.

Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively. Adjusted earnings, as presented in this financial supplement, reflects adjusted revenues less adjusted expenses, both net of income tax.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings:

•	Net investment gains (losses);

•
Net derivative gains (losses), except earned income on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•	Amortization of unearned revenue related to net investment gains (loss) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB Fees”)(1).

The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings:

•	Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”)(1);

•
Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•	Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments(1).

The tax impact of the adjustments mentioned is calculated net of the U.S. statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

(1) Collectively, amounts related to GMIB, excluding amounts recorded in NDGL, may be referred to as “GMIB adjustments”.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Adjusted Earnings per Common Share and Adjusted Return on Equity

Adjusted earnings per common share and adjusted return on equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period.

Adjusted return on equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total stockholders’ equity, excluding AOCI.

Other Financial Disclosures

Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “stockholders' equity.” Book value per common share is defined as ending stockholders' equity, including AOCI, divided by ending common shares outstanding - diluted. Book value per common share, excluding AOCI, is defined as ending stockholders' equity, excluding AOCI, divided by ending common shares outstanding - diluted.

Sales

Statistical sales information for Life sales is calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 100 percent of direct statutory premiums, except for fixed indexed annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Financial Supplement	A-5

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
DAC	Deferred policy acquisition costs
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMLB	Guaranteed minimum living benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
PAB	Policyholder account balances
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VIE	Variable interest entity
VOBA	Value of business acquired

Financial Supplement	A-6

Reconciliation of Net Income (Loss) to Adjusted Earnings and Reconciliation of Net Income (Loss) per Common Share to Adjusted Earnings per Common Share
(Unaudited, in millions except per share data)

	For the Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net income (loss)	$668	$(943)	$246	$(349)	$(1,765)
Adjustments from net income (loss) to adjusted earnings:
Less: Net investment gains (losses)	6	21	—	(55)	(63)
Less: Net derivative gains (losses)	(424)	(182)	(105)	(1,041)	(2,767)
Less: GMIB adjustments	(76)	(488)	42	132	179
Less: Market value adjustments	(3)	(1)	(11)	(6)	34
Less: Other	—	22	(31)	(12)	(3)
Less: Provision for income tax (expense) benefit on reconciling adjustments	173	361	27	353	917
Adjusted earnings	$992	$(676)	$324	$280	$(62)

Net income (loss) per common share	$5.58	$(7.87)	N/A	N/A	N/A
Less: Net investment gains (losses)	0.05	0.18	N/A	N/A	N/A
Less: Net derivative gains (losses)	(3.54)	(1.52)	N/A	N/A	N/A
Less: GMIB adjustments	(0.63)	(4.07)	N/A	N/A	N/A
Less: Market value adjustments	(0.02)	(0.01)	N/A	N/A	N/A
Less: Other	—	0.18	N/A	N/A	N/A
Less: Provision for income tax (expense) benefit on reconciling adjustments	1.44	3.01	N/A	N/A	N/A
Adjusted earnings per common share	$8.28	$(5.64)	N/A	N/A	N/A

Financial Supplement	A-7

Reconciliation of Return on Equity to Adjusted Return on Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Net income (loss)	$(378)	$(2,811)	$(2,026)	$(3,695)	$(2,939)
Adjustments from net income (loss) to adjusted earnings:
Less: Net investment gains (losses)	(28)	(97)	(92)	(72)	(78)
Less: Net derivative gains (losses)	(1,752)	(4,095)	(4,490)	(7,421)	(6,152)
Less: GMIB adjustments	(390)	(135)	312	1,206	1,101
Less: Market value adjustments	(21)	16	15	4	(11)
Less: Other	(21)	(24)	(199)	(375)	(432)
Less: Provision for income tax (expense) benefit on reconciling adjustments	914	1,658	1,557	2,337	1,947
Adjusted earnings	$920	$(134)	$871	$626	$686

	Five Quarters Average Stockholders' Equity Basis
STOCKHOLDERS' EQUITY, EXCLUDING AOCI	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Stockholders' equity	$14,935	$15,666	$16,605	$17,258	$17,603
Accumulated other comprehensive income (loss) (AOCI)	1,470	1,682	1,947	2,060	2,063
Stockholders' equity, excluding AOCI	$13,465	$13,983	$14,658	$15,198	$15,540

	Five Quarters Average Stockholders' Equity Basis
ADJUSTED RETURN ON EQUITY	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Return on equity	(2.5)%	(17.9)%	(12.2)%	(21.4)%	(16.7)%
Return on AOCI	(25.7)%	(167.1)%	(104.1)%	(179.4)%	(142.5)%
Return on equity, excluding AOCI	(2.8)%	(20.1)%	(13.8)%	(24.3)%	(18.9)%
Return on adjustments from net income (loss) to adjusted earnings:
Less: Return on Net investment gains (losses)	(0.2)%	(0.7)%	(0.6)%	(0.5)%	(0.5)%
Less: Return on Net derivative gains (losses)	(13.0)%	(29.3)%	(30.6)%	(48.8)%	(39.6)%
Less: Return on GMIB adjustments	(2.9)%	(1.0)%	2.1%	7.9%	7.1%
Less: Return on Market value adjustments	(0.2)%	0.1%	0.1%	—%	(0.1)%
Less: Return on Other	(0.2)%	(0.2)%	(1.4)%	(2.5)%	(2.8)%
Less: Return on Provision for income tax (expense) benefit on reconciling adjustments	6.8%	11.9%	10.6%	15.4%	12.5%
Adjusted return on equity	6.8%	(1.0)%	5.9%	4.1%	4.4%

Financial Supplement	A-8

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Years Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Total revenues	$1,880	$1,972	$2,025	$965	$(553)	$6,842	$3,018
Less: Net investment gains (losses)	6	21	—	(55)	(63)	(28)	(78)
Less: Net derivative gains (losses)	(413)	(164)	(78)	(965)	(2,670)	(1,620)	(5,851)
Less: Other GMIB adjustments:
GMIB fees	71	70	70	69	73	280	295
Investment hedge adjustments	(11)	(19)	(27)	(76)	(92)	(133)	(296)
Other	(2)	1	2	—	(3)	1	—
Total adjusted revenues	$2,229	$2,063	$2,058	$1,992	$2,202	$8,342	$8,948

Total expenses	$2,102	$2,096	$1,704	$1,555	$2,224	$7,457	$7,723
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	37	78	(124)	(240)	(325)	(249)	(1,401)
Less: Other adjustments to expenses:
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	106	486	158	185	190	935	778
Other	5	(1)	12	6	(36)	22	178
Less: Divested business	—	(26)	26	4	36	4	87
Total adjusted expenses	$1,954	$1,559	$1,632	$1,600	$2,359	$6,745	$8,081

Financial Supplement	A-9

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Years Ended
NET INVESTMENT GAINS (LOSSES)	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Investment portfolio gains (losses)	$13	$23	$4	$(51)	$(67)	$(11)	$(16)
Investment portfolio writedowns	(6)	(1)	(3)	(4)	2	(14)	(63)
Total net Investment portfolio gains (losses)	7	22	1	(55)	(65)	(25)	(79)
Net investment gains (losses) related to CSEs	(1)	(1)	(1)	—	1	(3)	(1)
Other	—	—	—	—	1	—	2
Net Investment Gains (Losses)	$6	$21	$—	$(55)	$(63)	$(28)	$(78)

	For the Three Months Ended
NET INVESTMENT YIELD	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Investment income yield (1)	4.46%	4.47%	4.55%	4.89%	4.84%
Investment fees and expenses	(0.16)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%
Net investment income yield (1)	4.30%	4.32%	4.40%	4.74%	4.69%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes recognized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.